UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 3, 2023
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
As used in this Current Report on Form 8-K (the “Form 8-K”), the terms “Quaker Houghton,” the “Company,” “we,” and/or “our” refer to Quaker Chemical Corporation (doing business as Quaker Houghton), its subsidiaries, and associated companies, unless the context otherwise requires.
As previously disclosed, during the first quarter of 2023, the Company reorganized its executive management team to align with its new business structure. The Company’s new structure includes three reportable segments: (i) Americas; (ii) Europe, Middle East, and Africa (“EMEA”); and (iii) Asia/Pacific. Prior to the Company’s reorganization, the Company’s historical reportable segments were: (i) Americas; (ii) EMEA; (iii) Asia/Pacific; and (iv) Global Specialty Businesses.
This Form 8-K updates the information in the following sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, solely to reflect the retrospective application of the change in reportable segments:
•Part I. Item 1, Business.
•Part I. Item 2, Properties.
•Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations.
•Part II. Item 8, Financial Statements and Supplementary Data.
No items in the 2022 Form 10-K other than those identified above are being updated by this Form 8-K. This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2022 Form 10-K or a restatement of the financial statements included therein.
In our Quarterly Reports on Form 10-Q for the periods ended March 31, 2023 and June 30, 2023 (the “2023 10-Qs”), the Company adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2022 and for the three and six months ended June 30, 2022, respectively, to reflect the retrospective application of our segment change.
This Form 8-K should be read in conjunction with the 2022 Form 10-K, the 2023 Form 10-Qs, and any other documents filed with the SEC subsequent to February 23, 2023. This Form 8-K does not reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2022 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above.
Item 9.01.    Financial Statements and Exhibits.
The following exhibits are included as part of this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

99.1	Updated portions of Quaker Chemical Corporation's 2022 Form 10-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: August 3, 2023	By:	/s/ SHANE W. HOSTETTER
Shane W. Hostetter
Senior Vice President, Chief Financial Officer
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